EXHIBIT 99.1

SolarMax Technology, Inc. Reports First Quarter 2024 Financial Results

RIVERSIDE, CA – May 16, 2024 (GLOBE NEWSWIRE) – SolarMax Technology, Inc. (Nasdaq SMXT) (“SolarMax” or the “Company”), an integrated solar energy company, today reported financial results for the quarter ended March 31, 2024.

First Quarter Highlights

•	Revenues were $5.8 million, compared to $12.9 million in the first quarter of 2023.
•	Cost of revenues included a one-time stock-based compensation expense of $1.3 million, resulted in gross profit of ($0.5) million, compared to $2.1 million in the first quarter of 2023.
•	Total operating expense, which included a one-time stock-based compensation expense of $15.9 million, was $18.4 million, compared to $1.5 million in the first quarter of 2023.
•

Net loss was $19.3 million, which included the one-time, non-cash impact of the total $17.2 million stock-based compensation expense related to the vesting of stock options triggered by the Company's initial public offering.

David Hsu, CEO of SolarMax, stated, “Our year-over-year comparisons were impacted by two key factors. First, the exceptional revenue we reported for the first quarter of 2023 was primarily due to a one-time surge in customer demand as purchases of residential solar systems were accelerated to benefit from favorable solar rebate regulations in California in anticipation of a change in the California solar rebate regulations which became effective in April 2023.  This was a unique situation that temporarily boosted our revenues last year.  In addition, revenues in the first quarter of 2024 were impacted by unusually heavy and frequent rains in southern California.  Additionally, as a result of the completion of our initial public offering in the first quarter of 2024, a major milestone for SolarMax, termination of forfeiture provisions of stock options resulted in a non-cash compensation expense of $17.2 million, representing the value of the stock options, which was allocated between cost of revenue ($1.3 million) and operating expense ($15.9 million).   Although this charge significantly impacted the results of our operations for the quarter, it was a one-time, non-cash event associated with the completion of our initial public offering, which has strengthened our capital structure.  We remain optimistic about our growth prospects moving forward.”

About SolarMax Technology Inc.

SolarMax is an integrated solar and renewable energy company. A solar energy system retains the direct current (DC) electricity from the sun and converts it to alternating current (AC) electricity that can be used to power residential homes and commercial businesses. The solar business is based on the ability of the users of solar energy systems to save on energy costs and reduce their carbon imprint as compared with power purchased from the local electricity utility company. SolarMax was founded in 2008 to engage in the solar business in the United States and commenced operations in China in 2016. SolarMax’ United States operations primarily consist of the sale and installation of photovoltaic and battery backup systems for residential and commercial customers and sales of LED systems and services to government and commercial users.  SolarMax’ China operations consist primarily of identifying and procuring solar farm projects for resale to third parties and performing EPC services primarily for solar farm projects.   All of SolarMax’ revenues for 2022 and 2023 and the first quarter of 2024 was generated by its United States operations. For more information, visit www.solarmaxtech.com. Any information contained on, or that can be accessed through, our website or any other website or any social media  is not a part of this press release.

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Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company's actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements are subject to risk and uncertainties, including, but not limited to, those described in “Cautionary Note on Forward-Looking Statements” “Item 1A. Risk Factors,” and “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 16, 2024 and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-Q for the quarter ended March 31, 2024, which was filed with the SEC on May 15, 2024.  SolarMax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

Contact:

For more information, contact:

Stephen Brown, CFO

(951) 300-0711

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SolarMax Technology, Inc. and Subsidiaries

Consolidated Balance Sheets

As of March 31, 2024 and December 31, 2023

	March 31, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$4,929,781	$2,539,312
Accounts receivable, net	3,980,353	4,176,322
Short-term investments	7,000,000	-
Contract assets, net	292,608	549,118
Receivable from SPIC and project companies (Note 2)	3,651,798	3,728,865
Customer loans receivable, current, net	1,395,744	2,212,574
Inventories, net	1,248,447	1,341,397
Other receivables and current assets, net	4,767,673	5,373,997
Total current assets	27,266,404	19,921,585
Property and equipment, net	267,441	291,416
Operating lease right-of-use assets	4,274,921	5,411,820
Goodwill	7,428,019	7,584,779
Investments in unconsolidated solar project companies	9,557,500	9,698,308
Customer loans receivable, noncurrent, net	4,444,262	4,322,942
Deferred tax assets	186,503	189,226
Restricted cash, noncurrent	356,510	354,504
Other assets	910,502	880,621
Total assets	$54,692,062	$48,655,201

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SolarMax Technology, Inc. and Subsidiaries

 Condensed Consolidated Balance Sheets

As of March 31, 2024 and December 31, 2023 (Continued)

	March 31, 2024	December 31, 2023
	(Unaudited)
Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable	$2,042,203	$3,384,195
Operating lease liabilities, current	1,465,296	1,497,555
Unsecured loans, current	2,000,000	2,000,000
Secured loans from related parties, current	9,358,658	11,358,658
Secured convertible notes, current	8,580,000	8,680,000
Accrued expenses and other payables	12,947,272	16,480,896
Total current liabilities	36,393,429	43,401,304
Operating lease liabilities, noncurrent	2,901,516	4,078,569
Secured loans from related parties, noncurrent	7,000,000	7,000,000
Secured convertible notes, noncurrent, net of debt discount and issuance costs	6,363,217	7,269,768
Other liabilities	2,619,138	2,793,388
Total liabilities	55,277,300	64,543,029
Commitments and contingencies (Note 17)
Stockholders’ deficit:
Preferred stock, par value $0.001 per share; 15,000,000 shares authorized, none issued and outstanding as of March 31, 2024 and December 31, 2023	-	-
Common stock, par value $0.001 per share; 297,225,000 shares authorized, 46,231,142 and 40,983,881 shares issued as of March 31, 2024 and December 31, 2023, respectively, and 44,982,797 and 39,735,536 shares outstanding as of March 31, 2024 and December 31, 2023, respectively	46,231	40,984
Additional paid-in capital	90,563,721	55,786,634
Treasury stock, at cost, 1,248,345 shares at March 31, 2024 and December 31, 2023	(1,808,889)	(1,808,889)
Accumulated deficit	(87,895,756)	(68,623,969)
Accumulated other comprehensive loss	(1,490,545)	(1,282,588)
Total stockholders’ deficit	(585,238)	(15,887,828)
Total liabilities and stockholders’ deficit	$54,692,062	$48,655,201

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SolarMax Technology, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2024 and 2023

	Three Months Ended March 31,
	2024	2023
	(Unaudited)
Revenues	$5,764,074	$12,868,478
Cost of revenues (includes stock-based compensation expense of $1,264,690)	6,228,481	10,796,141
Gross profit (loss)	(464,407)	2,072,337
Operating expenses:
General and administrative (includes stock-based compensation expense of $15,945,597)	18,251,110	1,294,787
Selling and marketing	165,222	250,339
Total operating expense	18,416,332	1,545,126
Operating income (loss)	(18,880,739)	527,211
Other income (expense):
Interest income	15,792	8,676
Interest expense	(384,363)	(399,136)
Equity in income of solar project companies	60,163	67,902
Gain on debt extinguishment	53,642	13,410
Gain on early termination of lease	77,207	4,212
Other income (expense), net	(208,688)	319,252
Total other income (expense)	(386,247)	14,316
Income (loss) before income taxes	(19,266,986)	541,527
Income tax provision (benefit)	4,801	(201,288)
Net income (loss)	$(19,271,787)	$742,815
Net income (loss) per share
Basic	$(0.46)	$0.02
Diluted	$(0.46)	$0.02
Weighted average shares used to compute net income (loss) per share
Basic	41,461,502	39,735,536
Diluted	41,461,502	44,533,059

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